                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statements on Form S-3 (File Nos. 333-62071, 333-18819 and 333-73349) and Form S-8 (File No. 333-39137).


ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida
  December 29, 2000.